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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (date of earliest event reported): JUNE 28, 2002


                            TECUMSEH PRODUCTS COMPANY
             (Exact name of registrant as specified in its charter)


                                    MICHIGAN
         (State or other jurisdiction of incorporation or organization)

         0-452                                           38-1093240
(Commission File Number)                   (IRS Employer Identification Number)


                            100 EAST PATTERSON STREET
                            TECUMSEH, MICHIGAN 49286
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (517) 423-8411


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         The registrant's press release dated June 27, 2002, regarding the retirement of Director John W. Gelder, is attached as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   The following exhibit is filed as a part of this report:

             Exhibit No.                     Description
             -----------                     -----------

                 99                          Press release dated June 27, 2002




                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            TECUMSEH PRODUCTS COMPANY


Date: June 28, 2002                         By: /s/ DAVID W. KAY
                                                --------------------------------
                                                David W. Kay
                                                Vice President, Treasurer and
                                                Chief Executive Officer


                                      S-1
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                                 Exhibit Index
                                 -------------


 Exhibit No.                     Description

    99                           Press release dated June 27, 2002